UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2013
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
White Mountains Insurance Group, Ltd. (the “Company”) held its 2013 Annual General Meeting of Members (the “2013 Annual Meeting”) on May 23, 2013 in Bermuda.

As of April 1, 2013, the record date for the 2013 Annual Meeting, a total of 6,176,210 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares (other than John J. Byrne and his affiliates except in connection with director voting) whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%. The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.
Proposal 1 - Election of the Class I Directors to a term ending in 2016.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Morgan W. Davis	3,903,788	14,601	445,225
Edith E. Holiday	3,641,726	276,663	445,225
Lowndes A. Smith	3,893,845	24,544	445,225

Proposal 2 - Election of Directors of Sirius International Insurance Corporation.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Jeffrey Davis	3,909,659	8,730	445,225
Lars Ek	3,909,588	8,801	445,225
Brian E. Kensil	3,909,669	8,720	445,225
Jan Onselius	3,909,630	8,759	445,225
Göran A. Thorstensson	3,909,485	8,904	445,225
Allan L. Waters	3,909,231	9,158	445,225

Proposal 3 - Election of Directors of HG Re, Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Sheila E. Nicoll	3,909,784	8,605	445,225
Kevin Pearson	3,909,797	8,592	445,225
Warren J. Trace	3,909,745	8,644	445,225
Allan L. Waters	3,909,591	8,798	445,225

Proposal 4 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Jennifer L. Pitts	3,909,431	8,958	445,225
Christine H. Repasy	3,909,622	8,767	445,225
Warren J. Trace	3,909,235	9,154	445,225
Allan L. Waters	3,908,052	10,337	445,225

Proposal 5 - Election of Directors of White Shoals Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	3,909,438	8,951	445,225
Warren J. Trace	3,909,246	9,143	445,225
Allan L. Waters	3,909,464	8,925	445,225

Proposal 6 - Election of Directors of Star Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	3,909,427	8,962	445,225
Göran A. Thorstensson	3,909,455	8,934	445,225
Warren J. Trace	3,909,438	8,951	445,225
Allan L. Waters	3,909,458	8,931	445,225

Proposal 7 - Election of Directors of White Mountains Re Sirius Capital Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Michael Dashfield	3,909,379	9,010	445,225
Lars Ek	3,909,443	8,946	445,225
Göran A. Thorstensson	3,909,446	8,943	445,225
Allan L. Waters	3,909,471	8,918	445,225

Proposal 8 - Election of Directors of Split Rock Insurance, Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Paul J. Brehm	3,909,609	8,780	445,225
Sarah A. Kolar	3,909,256	9,133	445,225
Sheila E. Nicoll	3,909,438	8,951	445,225
John C. Treacy	3,909,602	8,787	445,225

Proposal 9 - Election of Directors for Any New Designated Subsidiary.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	3,907,430	10,959	445,225
David T. Foy	3,909,638	8,751	445,225
Jennifer L. Pitts	3,909,446	8,943	445,225
Warren J. Trace	3,909,452	8,937	445,225

Proposal 10 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,454,101	28,436	3,145	445,225

Proposal 11 - Approval of share inventory for, and performance criteria in, the Company’s Long-Term Incentive Plan.

Votes FOR	Votes Against	Abstained	Broker Non-votes
3,567,722	914,233	3,727	445,225

Proposal 12 - Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2013.

Votes FOR	Votes Against	Abstained
4,907,383	21,148	2,376

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 28, 2013	By:	/s/ J. BRIAN PALMER J. Brian Palmer Vice President and Chief Accounting Officer